Exhibit 10.109

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-

VFN INDENTURE SUPPLEMENT

This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of December 1, 2017 (this “Amendment”), is made between World Financial Network Credit Card Master Note Trust, as Issuer (the “Issuer”), and MUFG Union Bank, N.A. (“MUFG”), formerly known as Union Bank, N.A., as successor in interest to The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as Indenture Trustee (in such capacity, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (as further amended from time to time prior to the date hereof, the “Master Indenture”), between the Issuer and the Indenture Trustee, to the Fourth Amended and Restated Series 2009-VFN Indenture Supplement, dated as of February 28, 2014 (as heretofore amended, the “Indenture Supplement”), between the Issuer and the Indenture Trustee, and acknowledged and accepted by WFN Credit Company, LLC, as Transferor and as sole Class M Noteholder, Class B Noteholder and Class C Noteholder.  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Master Indenture.

Background

A.  The parties hereto have previously entered into the Indenture Supplement to create and designate a new Series of Notes.

B.  The parties hereto wish to amend such Indenture Supplement, all as set out in this Amendment.

Agreement

1.     Amendment to the Indenture Supplement.  (a)  Section 2.1 of the Indenture Supplement is hereby amended by inserting the following definitions in appropriate alphabetical order:

“Regulation RR” means Regulation RR (Credit Risk Retention) promulgated by the Securities and Exchange Commission to implement the credit risk retention requirements of Section 15G of the Securities Exchange Act, as in effect as of the date hereof.

“Required Seller’s Interest” means, as of any date of determination, the product of (a) 5% and (b) the result of (i) the excess of the outstanding principal balance of all outstanding Classes of Notes other than Risk Retention Retained Notes minus (ii) the principal balance of all funds held in segregated principal accumulation accounts that meet the requirements of Rule 5(c)(2) of Regulation RR for the repayment of the principal amount of Notes other than Risk Retention Retained Notes.

“Risk Retention Retained Note” means any Note issued by the Issuer that is retained by Comenity Bank, as sponsor, or a Wholly-owned Affiliate thereof upon initial issuance thereof and at all times thereafter; provided that no Note issued after December 24, 2016 shall be treated as a Risk Retention Retained Note unless designated as a Risk Retention Retained Note pursuant to the related Indenture Supplement; and provided further that the Class B Notes and Class C Notes issued hereunder shall be Risk Retention Retained Notes.

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“RR Measurement Date” is defined in Section 9.8(f).

“Securities Exchange Act” means the provisions of the Securities Exchange Act of 1934 15 U.S.C. Sections 78a et seq.,  and any regulations promulgated thereunder.

“Seller’s Interest” means, as of any date of determination, the result of (a) the sum of the aggregate amount of Principal Receivables and the principal amount of any Participations held by the Issuer as of such date of determination, plus (b) the aggregate amount of Principal Collections on deposit in the Collection Account as of such date of determination, minus (c) the aggregate of the principal balances of all outstanding Notes issued by the Issuer as of such date of determination.

“Wholly-owned Affiliate” has the meaning specified in Rule 2 of Regulation RR.

(b)     Section 9.8 of the Indenture Supplement is hereby amended by inserting the following new clauses (f), (g) and (h) immediately following clause (e) thereof:

(f)     So long as Regulation RR is in effect (x) to the extent that the sum of (i) the Seller’s Interest and (ii) amounts on deposit (excluding any investment earnings on deposit) in the Excess Funding Account (to the extent the Excess Funding Account meets the requirements of Rule 5(f) of Regulation RR) is less than the Required Seller’s Interest as of the last day of any Monthly Period (each, an “RR Measurement Date”), the Transferor shall cause the Seller’s Interest to be increased to an amount such that the sum of (i) the Seller’s Interest and (ii) amounts on deposit (excluding any investment earnings on deposit) in the Excess Funding Account (to the extent the Excess Funding Account meets the requirements of Rule 5(f) of Regulation RR) will be equal to or greater than the Required Seller’s Interest on or before the following RR Measurement Date; provided, that failure to satisfy the foregoing covenant shall not constitute a breach of this Indenture Supplement if at the time of such failure, the transaction contemplated by the Transaction Documents shall otherwise be in compliance with the requirements of Regulation RR and (y) other than as permitted by Regulation RR, the Transferor shall not sell, transfer or hedge any assets used to satisfy risk retention obligations under Regulation RR.

(g)     For the avoidance of doubt, in no event shall either of the Indenture Trustee or the Owner Trustee have any responsibility to monitor compliance with or, subject to their obligations under the Transaction Documents, enforce compliance with, or be charged with knowledge of Regulation RR or any rules or regulations promulgated in connection therewith, nor shall it be liable to any investor or any other party whatsoever for any violation of Regulation RR or any rules or regulations promulgated in connection therewith or any similar provisions in effect or the breach of any related term of this Indenture Supplement, any Transaction Document or any other document made or delivered pursuant hereto or thereto.

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(h)     The Servicer will include the amount of the Seller’s Interest as of the most recent RR Measurement Date on each statement delivered pursuant to Section 6.3(a).

2.     Binding Effect; Ratification.  (a)  This Amendment shall become effective, as of the date first set forth above, when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) each of the conditions precedent described in Section 10.2 of the Master Indenture has been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)     On and after the execution and delivery hereof,  this Amendment shall be a part of the Indenture Supplement and each reference in the Indenture Supplement to “this Indenture Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Indenture Supplement shall mean and be a reference to the Indenture Supplement as amended hereby.

(c)     Except as expressly amended hereby, the Indenture Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

3.     MiscellaneousError! Bookmark not defined..  (a)  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)     Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)     This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(d)     The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

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4.     Limitation on Liability.  It is expressly understood and agreed by the parties that (a) this document is executed and delivered by U.S. Bank Trust National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, as Issuer

By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee

By: /s/ Nicole Poole
Name: Nicole Poole
Title: Vice President

MUFG UNION BANK, N.A., as Indenture Trustee

By: /s/ Marion Zinowski
Name: Marion Zinowski
Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,

  as Servicer

By:  /s/ Randy J. Redcay
     Name:   Randy J. Redcay
     Title:  Chief Financial Officer

WFN CREDIT COMPANY, LLC
  as Transferor and as sole Class M Noteholder,

  Class B Noteholder and Class C Noteholder

By:    /s/ Michael Blackham
     Name: Michael Blackham
     Title:  Treasurer

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